UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2025 (January 2, 2025)

Muzinich Corporate Lending Income Fund, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-01659	93-2545381
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

450 Park Avenue
New York, NY 10022
(Address of Principal Executive Offices, Zip Code)

(212) 888-3413
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by Muzinich Corporate Lending Income Fund, Inc. (the “Company”) for the purpose of amending Item 3.02 Unregistered Sales of Equity Securities of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on January 3, 2025 (the “Original Form 8-K”). As indicated in the Original Form 8-K, this Amendment is being filed to provide the determination of the per share purchase price and number of shares sold in connection with a sale of common stock as of January 2, 2025.

Item 3.02. Unregistered Sales of Equity Securities.

On January 2, 2025, the Company sold 2,482.09 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for an aggregate offering price of $2,500,000.00, and a per share purchase price of $1,007.22.

The sales of the above-referenced shares of Common Stock were made pursuant to subscription agreements entered into by the Company and its investors. Under the terms of the subscription agreements, an investor’s subscription request including the full subscription amount must be received in accordance with the provisions of the subscription agreements at least five business days prior to the respective closing (unless waived by the Company).

The issuance of the above-referenced shares of Common Stock is exempt in the United States from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder, and other exemptions of similar import in the laws of the states and jurisdictions where the offering will be made, and outside of the United States in accordance with Regulation S of the Securities Act. Within the United States, shares of Common Stock are being offered solely to investors that are “accredited investors” as defined in Rule 501(a) of Regulation D.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Muzinich Corporate Lending Income Fund, Inc.

Date: February 13, 2025	By:	/s/ Paul Fehre
	Name:	Paul Fehre
	Title:	Chief Financial Officer and Treasurer

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